A X A L T A C O A T I N G S Y S T E M S Q3 2015 FINANCIAL RESULTS: OCTOBER 28, 2015 Exhibit 99.2

AXALTA COATING SYSTEMS Notice Regarding Forward Looking Statements, Non-GAAP Financial Measures and Defined Terms Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2015 net sales, Adjusted EBITDA, Adjusted EBITDA margin, tax rate, capital expenditures, plant expansions and net working capital. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including constant currency net sales, EBITDA, Adjusted EBITDA and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Our use of the terms EBITDA, Adjusted EBITDA and Net Debt may differ from that of others in our industry. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss), operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. EBITDA, Adjusted EBITDA and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. 2

AXALTA COATING SYSTEMS Q3 2015 Highlights  Overall growth on track to achieve 2015 goals  Net sales up 3% YoY, excluding currency  2% volume growth and incremental selling price increases primarily in Performance Coatings  Adjusted EBITDA of $217 million, down 5% versus Q3 2014, largely due to currency translation impacts, offset partly by volume growth, higher average selling prices, and benefits from our productivity initiatives  Adjusted EBITDA margin of 21.7% versus 20.6% in Q3 2014  Growth and productivity initiatives continue on track  Germany & Mexico expansions on time and on budget  Completed first M&A transaction in July  Productivity initiatives gaining traction; ~$30-35 million combined savings expected for 2015  Debt Prepayment  $100 million completed in October 2015 (subsequent to Q3 close) as we focus on reducing leverage 3

AXALTA COATING SYSTEMS Delivering On Our Goals Stated Objective Results Delivered Grow the Business Productivity Initiatives to Improve Cost Structure Launch New Business Wins Increase Emerging Markets Presence • Volumes up 2% and price up 1% in Q3 2015 YoY • Achieving Adjusted EBITDA growth ex-FX and solid margin expansion in 2015 • Fit-For-Growth savings on track • Axalta Way first savings coming through in 2H • 32 new launches largely on track, 2 in China delayed into 2016 • Success in new business initiatives in select countries, but GDP pressure evident in emerging economies in 2015     Continue High IRR Investment Projects • Projects remain on track. ~$90 million planned productivity & growth capex in 2015  4

AXALTA COATING SYSTEMS Q3 Consolidated Results Net sales increased 3.1% excluding currency  Volume and price growth from both segments and in most regions  ~70% of overall sales generated from North America and EMEA where economies remain relatively stable, while emerging market economies continue to be challenged  12.9% unfavorable currency impact greater than originally expected in guidance Adjusted EBITDA margin up 110 bps  Improvement primarily driven by net sales increases and variable cost savings  Some offset from incremental investments in growth projects Financial Performance Commentary Net Sales Variance +2.1% +1.0% (12.9%) (9.8%) $1,000 $1,109 Q3 2015 FX Price Q3 2014 Volume 5 ($ in millions) 2015 2014 Incl. F/X Excl. F/X Performance 601 664 (9.5%) 5.1% Transportation 400 445 (10.3%) 0.2% Net Sales 1,000 1,109 (9.8%) 3.1% Adjusted EBITDA 217 228 (4.9%) % margin 21.7% 20.6% Q3 % Change

AXALTA COATING SYSTEMS Q3 Performance Coatings Results Net sales increased 5.1% excluding currency  Successful price increases in Refinish across all regions in line with plan  Industrial volume growth in all regions except Latin America  14.6% unfavorable currency impact reflected weakening currencies in emerging markets Adjusted EBITDA margin up 70 bps  Adjusted EBITDA margin benefited from Refinish pricing actions, segment volume growth, and lower variable costs versus last year  Some offset from incremental investments in growth projects Financial Performance Commentary Net Sales Variance +3.4% +1.7% (14.6%) (9.5%) $601 $664 Q3 2015 Q3 2014 Volume FX Price 6 Q3 ($ in millions) 2015 2014 Incl. F/X Excl. F/X Refinish 427 478 (10.7%) 5.2% Industrial 174 185 (6.3%) 4.7% Net Sales 601 664 (9.5%) 5.1% Adjusted EBITDA 139 149 (6.4%) % margin 23.1% 22.4% % Change

AXALTA COATING SYSTEMS Q3 Transportation Coatings Results Net sales increased 0.2% excluding currency  Light Vehicle net sales increased in North America and EMEA, offset by Latin America and Asia Pacific declines  Encouraging signs of recovery in China auto production in September  Commercial Vehicle volumes continue to grow in nearly all regions, primarily driven by strong truck sales Adjusted EBITDA margin up 170 bps  Adjusted EBITDA margin benefited from lower variable costs and modest positive volume and price effect  Some offset from incremental investments in growth projects Financial Performance Commentary Net Sales Variance +0.1% +0.1% (10.5%) (10.3%) $400 $445 Volume Q3 2015 Q3 2014 Price FX 7 ($ in millions) 2015 2014 Incl. F/X Excl. F/X Light Vehicle 304 343 (11.3%) (0.9%) Commercial Vehicle 96 103 (6.7%) 4.0% Net Sales 400 445 (10.3%) 0.2% Adjusted EBITDA 78 80 (2.0%) % margin 19.5% 17.8% Q3 % Change

AXALTA COATING SYSTEMS 5.6x 5.1x 5.0x 4.6x 4.5x 4.3x 4.1x 3.8x 4.0x 3.7x 3.7x At LBO Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2013 2014 2015 Debt and Liquidity Summary Capitalization 8 (1) Retroactively adopted new accounting guidance, ASU 2015-03, to include deferred financing costs (2) Assumes exchange rate of $1.12 USD/Euro (3) Indebtedness per balance sheet less cash & cash equivalents divided by latest twelve months adjusted EBITDA Net Leverage ($ in millions) @ 9/30/2015 Maturity Cash and Cash Equivalents $412 Debt(1): Revolver ($400 million capacity) - 2018 First Lien Term Loan (USD) 2,094 2020 First Lien Term Loan (EUR) (2) 427 2020 Senior Secured Notes (EUR) (2) 273 2021 Total Senior Secured Debt $2,794 Senior Unsecured Notes (USD) 734 2021 Other Borrowings 25 Total Debt $3,553 Total Net Debt $3,142 LTM Adjusted EBITDA $859 Credit Statistics: Total Net Leverage (3) 3.7x

AXALTA COATING SYSTEMS Full Year 2015 Guidance Update  Net Sales Growth: 5-7% excluding F/X; down mid-single digits as-reported  Growth across all regions and end-markets, excluding F/X impact  Performance Coatings drivers: Increased volumes, and selective price increases  Transportation Coatings drivers: Light Vehicle growth from new business launches; and continued strong truck production  Adjusted EBITDA: $870-$900 million  Expect to come in towards lower end of the range considering FX headwinds  Drivers: Net sales growth, and savings from our productivity initiatives  Tax Rate: Normalized effective @ 27-29%  Capital Expenditures: $150 million, with ~$90 million for growth & productivity projects  Net working capital: 13-15% of net sales, excluding unusual items 9

APPENDIX

AXALTA COATING SYSTEMS Full Year 2015 Assumptions  Global GDP growth of approximately 2.5%  Global industrial production growth of approximately 1.5%  Global auto build growth of approximately 0.5%  Modest benefit from lower oil prices given the extended supply chain in key raw materials and category- specific supply and demand dynamics Currency 2014 % Axalta Net Sales 2014 Avg. Rate Feb ‘15 Guidance Rate Aug ‘15 Guidance Rate Oct ’15 Guidance Rate % Change in F/X Rate US$ per Euro ~30% 1.33 1.10 1.11 1.12 (15.8%) Chinese Yuan per US$ ~11% 6.17 6.25 6.25 6.30 2.1% Mexican Peso per US$ ~6% 13.33 15.00 15.30 15.91 19.4% Brazilian Real per US$ ~5% 2.36 2.90 3.17 3.37 42.8% Venezuelan Bolivar per US$ ~3% 8.91 25.00 105.00 106.60 1,096.4% Russian Ruble per US$ ~2% 38.48 65.00 65.00 65.00 68.9% Currency Assumptions Macroeconomic Assumptions 11

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. 12 LTM ($ in millions) FY 2014 Q1 2014 Q2 2014 Q3 2014 Q1 2015 Q2 2015 Q3 2015 9/30/2015 Net Income (Loss) 35 (4) 56 (18) 47 (24) 36 60 Interest Expense 217 59 55 53 50 49 51 201 Provision (Benefit) for Income Taxes 2 12 (1) 8 1 30 18 32 Depreciation & Amortization 309 81 72 76 73 78 75 305 Reported EBITDA 563 148 181 118 171 132 180 598 A Inventory step-up - - - - - 1 1 1 B Financing fees and debt extinguishment 6 3 - 3 - - - - C Foreign exchange remeasurement (gains) losses 81 - (15) 60 9 58 24 126 D Long-term employee benefit plan adjustments (1) 3 2 (5) - - (1) (1) E Termination benefits and other employee related costs 18 3 3 3 4 15 1 29 F Consulting and advisory fees 36 13 8 9 3 7 7 24 G Transition related costs 102 14 34 34 - - - 21 H Offering related costs 22 - - 3 1 - 1 22 I Other adjustments 11 3 8 3 (2) 13 4 12 J Dividends in respect of noncontrolling interest (2) (1) (1) - (4) (1) - (5) K Management fee expense 3 1 1 1 - - - 1 L Asset impairment - - - - - 31 - 31 Total Adjustments 278 39 40 110 11 124 37 261 Adjusted EBITDA 841 187 221 228 182 255 217 859

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) A. During the three months ended June 30, 2015 and September 30, 2015, we recorded non-cash fair value inventory adjustments associated with our acquisitions. B. In connection with an amendment to the Senior Secured Credit Facilities in February 2014, we recognized $3 million of costs during the three months ended March 31, 2014. At September 30, 2014, we prepaid $100 million of the outstanding New Dollar Term Loan and recorded a pre-tax loss on extinguishment of $3 million. C. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies. D. Eliminates the non-service cost components of long-term employee benefit costs. Additionally, we deducted a pension curtailment gain of $7 million recorded during the three months ended September 30, 2014. E. Represents expenses primarily related to employee termination benefits and other employee-related costs. Termination benefits include the costs associated with our headcount initiatives associated with cost saving opportunities that were related to our transition to a standalone entity and our Axalta Way cost savings initiatives in 2015. F. Represents fees paid to consultants, advisors, and other third-party professional organizations for professional services. Amounts incurred in 2015 primarily relate to our Axalta Way cost savings initiatives. Amounts incurred in 2014 relate to our transition from DuPont to a standalone entity. G. Represents charges associated with the transition from DuPont to a standalone entity, including branding and marketing, information technology related costs, and facility transition costs. H. Represents costs associated with the offering of our common shares through the Carlyle Offerings and cost associated with the IPO including a $13 million payment to terminate a consulting agreement. I. Represents costs for certain unusual or non-operational (gains) and losses, including a $5 million gain recognized during the three months ended March 31, 2015 resulting from the remeasurement of our previously held interest in an equity method investee upon the acquisition of a controlling interest, stock-based compensation, equity investee dividends, indemnity losses associated with the Acquisition, and loss (gain) on sale and disposal of property, plant and equipment. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned. K. Pursuant to Axalta’s management agreement with Carlyle Investment for management and financial advisory services and oversight provided to Axalta and its subsidiaries, Axalta was required to pay an annual management fee of $3 million and out-of-pocket expenses. This agreement terminated upon completion of the IPO in November 2014. L. As a result of the currency devaluation in Venezuela, we evaluated the carrying values of our long-lived assets for impairment and recorded an impairment charge relating to a real estate investment of $31 million during the three months ended June 30, 2015. 13